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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 29, 2005

Regal Entertainment Group
(Exact Name of Registrant as Specified in Charter)

Delaware	001-31315	02-0556934
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9110 East Nichols Avenue, Suite 200, Centennial, CO 80112
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: 303-792-3600

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

        On March 29, 2005, Regal Entertainment Group and AMC Entertainment Inc. announced that they are combining their respective cinema screen advertising businesses into a new joint venture company to be known as National CineMedia, LLC. The new company will focus on the marketing and sale of cinema advertising and promotions products; business communications and training services; and the distribution of digital alternative content. The press release announcing the joint venture is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

  (a)
  Financial statements of businesses acquired.

          N/A

  (b)
  Pro forma financial information.

          N/A

  (c)
  Exhibits.

Exhibit No.	Description
99.1	Press Release, dated March 29, 2005.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGAL ENTERTAINMENT GROUP
Date: March 29, 2005	By:	/s/ PETER B. BRANDOW
	Name:	Peter B. Brandow
	Title:	Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated March 29, 2005.

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  Item 8.01. Other Events.
  Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX